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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 7, 2000



                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)



           California                                             33-0061894
(State or Other Jurisdiction of          0-16580                (IRS Employer
         Incorporation)          (Commission File Number)    Identification No.)



                               25111 Arctic Ocean
                              Lake Forest, CA 92630
                    (Address of Principal Executive Offices)


                                 (949) 455-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)

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Item 2.  Acquisition or Disposition of Assets

         On January 7, 2000, Telenetics Corporation (the "Company") acquired all of the outstanding stock of eflex Wireless, Inc. ("Eflex"). The stock was acquired from Edward L. Didion and Teralyn Didion, John D. McLean and Kathleen M. McLean, William C. Saunders and Paula Saunders and Terry S. Parker (collectively, the "Selling Shareholders").

         Eflex has developed proprietary technology for sending and receiving data over the existing control channels of cellular networks and is headquartered in Brandon, Florida.

         The acquisition is expected to be accounted for using the Purchase Method of accounting. The purchase price was approximately $ 3 million. The acquisition was funded through use of the Company's Common Stock and operating capital. In determining the purchase price for Eflex, the Company took into account the value of companies of similar industry and size to Eflex, the proprietary technology of Eflex and its officers, comparable transactions and the market for such companies generally.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired

                  It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The registrant shall file the required financial statements under cover of Form 8-K/A on or before March 24, 2000.

         (b)  Pro forma financial information.

                  To be provided on or before March 24, 2000.

         (c)  Exhibits

                  2.1 Stock Purchase Agreement dated as of January 7, 2000 between the Company and the Selling Shareholders.

                  2.2 Promissory Note dated as of January 7, 2000 from the Company in favor of Saunders & Parker, Inc. for $136,444.90.

                  2.3 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Edward L. Didion.

                  2.4 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to John D. McLean.

                  2.5 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Saunders & Parker, Inc.

                  2.6 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to T. Keith Odom.

                  2.7 Registration Rights Agreement dated January 7, 2000 between the Company and Edward L. Didion.

                  2.8 Registration Rights Agreement dated January 7, 2000 between the Company and John D. McLean.

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                  2.9   Registration Rights Agreement dated January 7, 2000
                        between the Company and Saunders & Parker, Inc.

                  2.10 Registration Rights Agreement dated January 7, 2000 between the Company and T. Keith Odom.

                  2.11 Registration Rights Agreement between the Company and Terry S. Parker.

                  2.12 Registration Rights Agreement dated January 7, 2000 between the Company and William C. Saunders

                  2.13 Consulting Agreement dated January 7, 2000 between the Company and Edward L. Didion.

                  2.14 Employment Agreement dated January 7, 2000 between the Company and John D. McLean.

                  2.15 Employment Agreement dated January 7, 2000 between the Company and T. Keith Odom.

                  2.16 Consulting Agreement dated January 7, 2000 between the Company and Saunders & Parker, Inc.

                  2.17 Promissory Note dated as of January 7, 2000 from the Company in favor of John D. McLean for $107,500.

                  2.18  Shareholder Agreement dated as of January 7, 2000.

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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21, 2000

                                                     TELENETICS CORPORATION


                                                     By: /S/ Michael A. Armani
                                                         ---------------------
                                                        Michael A. Armani,
                                                        President

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                                  Exhibit Index
                                  -------------

Exhibit 2.1 Stock Purchase Agreement dated as of January 7, 2000 between the Company and the Selling Shareholders.

Exhibit 2.2 Promissory Note dated January 7, 2000 from the Company in favor of Saunders & Parker, Inc. for $136,444.90.

Exhibit 2.3 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Edward L. Didion.

Exhibit 2.4 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to John D. McLean.

Exhibit 2.5 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to Saunders & Parker, Inc.

Exhibit 2.6 Non-Qualified Stock Option dated January 7, 2000 issued by the Company to T. Keith Odom.

Exhibit 2.7 Registration Rights Agreement dated January 7, 2000 between the Company and Edward L. Didion.

Exhibit 2.8 Registration Rights Agreement dated January 7, 2000 between the Company and John D. McLean.

Exhibit 2.9 Registration Rights Agreement dated January 7, 2000 between the Company and Saunders & Parker, Inc.

Exhibit 2.10 Registration Rights Agreement dated January 7, 2000 between the Company and T. Keith Odom.

Exhibit 2.11 Registration Rights Agreement dated January 7, 2000 between the Company and Terry S. Parker.

Exhibit 2.12 Registration Rights Agreement dated January 7, 2000 between the Company and William C. Saunders

Exhibit 2.13 Consulting Agreement dated January 7, 2000 between the Company and Edward L. Didion.

Exhibit 2.14 Employment Agreement dated January 7, 2000 between the Company and John D. McLean.

Exhibit 2.15 Employment Agreement dated January 7, 2000 between the Company and T. Keith Odom.

Exhibit 2.16 Consulting Agreement dated January 7, 2000 between the Company and Saunders & Parker, Inc.

Exhibit 2.17 Promissory Note dated January 7, 2000 from the Company in favor of John D. McLean for $107,500.

Exhibit 2.18      Shareholder Agreement dated as of January 7, 2000.

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